SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2005

                                HORIZON PCS, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                               333-51240                            31-1707839
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)


          68 East Main Street
           Chillicothe, Ohio                                  45601-0480
         (Address of principal                                (Zip Code)
          executive offices)

       (Registrant's telephone number including area code) (740) 772-8200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8    OTHER EVENTS.
ITEM 8.01.   OTHER EVENTS.

On June 2, 2005, Horizon PCS, Inc. issued a press release announcing the completion of the exchange offer for its 11 3/8% senior notes. A copy of this press release is attached hereto as Exhibit 99.1.


SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C) EXHIBITS.

         Exhibit Number             Description
         --------------             -----------
         99.1**                     Press Release dated June 2, 2005

** This exhibit is deemed furnished and not filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HORIZON PCS, INC.

Date:   June 2, 2005               By:  /s/ Peter M. Holland
                                        ------------------------------------
                                        Peter M. Holland
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                         Officer)